Exhibit 99.1

For Immediate Release

Michael Hansen Named Ominto CEO; Mitch Hill Fulfills Interim CEO Role

BOCA RATON, FL, June 1, 2016 -- Ominto, Inc. (OTC PK: OMNT), a global leader in online Cash Back shopping, announced today that Michael Hansen, the company’s Founder, will assume the role of Chief Executive Officer. Mitch Hill, who has been serving as Interim CEO since January, will continue as an Executive Board member.

Commenting on today’s announcement, Mr. Hill stated, “I appreciate the opportunity to have served as Ominto’s Interim CEO and I have confidence in the future growth of the company. Having completed our objectives, it is now appropriate for Michael to take on the leadership of the company. Michael is a global leader with a deep local and cultural understanding of many key markets throughout the world, markets from which we believe much of the company’s future growth will come.”

Mr. Hansen stated, “I look forward to this new role and leading the company through its next important phase of growth. We are pleased with the recent launch of our new global Cash Back technology platform which delivers an improved user-friendly experience to our customers worldwide. We look forward to enhancing the platform with additional features and functionality.”

Mr. Hansen continued, “Mitch has done an exceptional job; successfully meeting our defined objectives and we thank him for his service and leadership. During this transitional time Mitch has streamlined the company’s cost structure, relocated its corporate headquarters to Boca Raton and overseen the launch of its new technology platform. The company expects to realize the benefits of these changes in its current fiscal quarter as well as in future quarters. We look forward to his continued guidance and participation as an Executive Board member, including his first assignment of participating in the search for a new CFO.”

For more information, please visit Ominto's corporate website http://inc.ominto.com.

About Ominto, Inc.

Ominto, Inc. is a global e-commerce leader and pioneer of online Cash Back shopping delivering value-based shopping and travel deals through its primary shopping platform and affiliated Partner Program websites. At DubLi.com or at Partner sites powered by Ominto.com, consumers shop at their favorite stores, save with the best coupons and deals, and earn Cash Back with each purchase. The DubLi.com platform features thousands of brand name stores and industry-leading travel companies from around the world, providing Cash Back savings to consumers in more than 120 countries. Ominto Enterprise Partner Programs offer a white label version of Ominto’s shopping and travel platform to businesses and non-profits, providing them with a professional, reliable web presence that builds brand loyalty with their members, customers or constituents while earning commission for the organization and Cash Back for shoppers on each transaction.

Forward-looking Statements

This document contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding Ominto's strategy, future operations, future financial positions, prospects, plans and objectives of management are forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "to," "plan," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "target" or "continue" and similar expressions (or the negative of these terms) are intended to identify forward-looking statements. These forward statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management's beliefs, intentions or goals. Ominto may not actually achieve the expectations disclosed in the forward-looking statements and you should not place undue reliance on Ominto's forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to: our ability to successfully obtain consumer and/or market acceptance of our membership Cash Back program; the ability to attract customers who purchase through our website; our ability to obtain additional funding and/or generate sufficient working capital to fund our operations; the ability to establish and/or maintain a large growing base of productive business associates; the ability to develop and/or maintain our growing Partner programs; the ability to obtain and maintain digital coupon content on our website; the risks related to Ominto's ability to manage its growth, including accurately planning and forecasting its financial results; the competitive environment for Ominto's business; Ominto's ability to protect consumer data and our intellectual property; the ability to adapt to mobile and technological change; the need to manage regulatory, tax and litigations risk; Ominto's ability to manage international business uncertainties; along with other risks and potential factors that could affect Ominto's business and financial results identified in Ominto's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

Contact:

Michael Hansen

investors@ominto.com

561-362-2399